Equity-Based Compensation	12 Months Ended
Dec. 31, 2012
Equity-Based Compensation
Equity-Based Compensation

12.       Equity-Based Compensation

On November 10, 2011, our General Partner adopted a long-term incentive plan (“2011 LTIP”) for employees, consultants and directors of our General Partner and its affiliates, including Lime Rock Management and ServCo, who perform services for us. The 2011 LTIP consists of unit options, restricted units, phantom units, unit appreciation rights, distribution equivalent rights, unit awards and other unit-based awards. The 2011 LTIP initially limits the number of units that may be delivered pursuant to vested awards to 1,500,000 common units. As of December 31, 2012, there were 1,431,258 units available for issuance under the 2011 LTIP. The 2011 LTIP will be administered by our General Partner’s board of directors or a committee thereof.

The fair value of restricted units is determined based on the fair market value of the units on the date of grant. The outstanding restricted units vest over three years in equal amounts (subject to rounding) on the date of grant and are entitled to receive quarterly distributions during the vesting period.

A summary of the non-vested units for the year ended December 31, 2012 and the period from November 16 to December 31, 2011, is presented below:

		Weighted
	Number of	Average
	Non-vested	Grant-Date
	Units	Fair Value
Non-vested restricted units at November 16, 2011	—	$—
Granted	42,474	18.88
Vested	—	—
Forfeited	—	—
Non-vested units at December 31, 2011	42,474
Granted	26,268	18.10
Vested	(14,157)	18.88
Forfeited	—	—
Non-vested units at December 31, 2012	54,585

As of December 31, 2012, there was approximately $0.9 million of unrecognized compensation cost related to non-vested restricted units. The cost is expected to be recognized over a weighted average period of approximately 2.3 years. There were 14,157 vested restricted units as of December 31, 2012.